Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

 Merlyn.AI Best-of-Breed Core Momentum ETF

and

Merlyn.AI SectorSurfer Momentum ETF,

each a series of Alpha Architect ETF Trust
 (each a “Fund” and together, the “Funds”)

March 11, 2021

Supplement to the
 Prospectus dated December 30, 2020

 The Prospectus is hereby supplemented with the following additional disclosures to be added under the heading “OTHER SERVICE PROVIDERS.”

The portion of each Fund’s Bull/Bear Indicator that seeks to identify protracted “Bear” markets relies on price-trend, market momentum, and value sentiment metrics is trademarked as StormGuardTM by SumGrowth Strategies. Similarly, the portion of each Fund’s Bull/Bear Indicator that seeks assess the risk of sharp, deep downwards market movements utilizes market volatility metrics is trademarked as SwanGuardTM by SumGrowth Strategies.

The Adviser has entered into a fund sponsorship agreement with Merlyn.AI Corporation (“Sponsor”), under which the Sponsor assumes the Adviser’s obligation to pay some of each Fund’s expenses. Although the Sponsor has agreed to be responsible for paying some of each Fund’s expenses, the Adviser retains the ultimate obligation to the Fund to pay them. The Sponsor may also provide marketing support for the Funds, including preparing marketing materials related to the Funds. For these services and payments, the Sponsor is entitled to share in the potential profits generated by the management and operation of the Funds.

Please retain this Supplement with your Prospectus.